Collaborative Approach to Life Science Financing

Forward-looking and Cautionary Statements Statements in this presentation that are not strictly historical, and any statements regarding events or developments that webelieve or anticipate will or may occur in the future are "forward-looking" statements within the meaning of the federal securities laws. There are a number of important factors that could cause actual results, developments and business decisions to differ materially from those suggested or indicated by such forward-looking statements and you should not place undue reliance on any such forward-looking statements. Additional information regarding the factors that may cause actual results to differ materially from these forward-looking statements is available in our SEC filings, including our 2017 Annual Report on Form 10-K and our Quarterly Reports on Form 10-Qfor subsequent periods. The Company does not assume any obligation to update or revise any forward-looking statement, whether as a result of new information, future events and developments or otherwise. Our specialty finance and asset management businesses are conducted through separate subsidiaries and the Company conducts its operations in a manner that is excluded from the definition of an investment company and exempt from registration and regulation under the Investment Company Act of 1940. This presentation is neither an offer to sell nor a solicitation of any offer to buy any securities, investment product or investment advisory services, including such services offered by SWK Advisors LLC. This presentation does not contain all of the information necessary to make an investmentdecision, including, but not limited to, the risks, fees and investment strategies of investing in life science investments. Any offering is made only pursuant to the relevant information memorandum, a relevant subscription agreement or investment management agreement, and SWK Advisors LLC’s Form ADV, all of which must be read in their entirety. All investors must be “accredited investors” and/or “qualified purchasers” as defined in the securities laws before they can invest with SWK Advisors LLC. Life science securities may rely on milestone payments and/or a royalty stream from an underlying drug, device, or product whichmay or may not have received approval of the Food and Drug Administration (“FDA”). If the underlying drug, device, or product does not receive FDA approval, it could negatively impact the securities, including the payments of principal and/or interest. In addition, the introduction of new drugs, devices, or products onto the market could negatively impact the securities, since that may decrease sales and/or prices of the underlying drug, device, or product. Changes to Medicare reimbursement or third party payorpricing could negatively impact the securities, since they could negatively impact the prices and/or sales of the underlying drug, device, or product. There is also risk that the licensing agreement that governs the payment of royalties may terminate, which could negatively impact the securities. There is also the risk that litigation involving the underlying drug, device, or product could negatively impact the securities, including payments of principal and/or interest on any securities. 2

CORPORATE OVERVIEW

SWK Holdings Overview     SWK provides custom financing solutions for commercial-stage healthcare companies and royalty owners     Deploys balance sheet capital into secured financing portfolio - Market capitalization at 5/15/18 was $136mm, 64% of 3/31/18 stockholders equity of $212mm     SWK targets $5mm to $20mm financings, a market niche it believes is largely ignored by larger market participants and generates attractive full-cycle returns     SWK targets unlevered, mid-teens return on capital - 3/31/18 portfolio effective yield: 14.6% *     Life science business launched in 2012; since inception of business strategy SWK has completed financings with 28 different parties deploying $405mm of capital, including partner co-investments     Financings with 19parties at 5/15/18;12 exits from inception through 5/15/18     Business focus is secured financings and royalty monetizations, but will selectively consider equity-like opportunities     Corporate goals: - Increase book value per share at a 10%+ CAGR - Be recognized as partner of choice for life science companies and inventors seeking $20mm or less - Generate current income to utilize SWK’s substantial NOL asset, $376mm at 12/31/17     Experienced and aligned management and Board 4 CORPORATE OVERVIEW *Effective yield is the rate at which income is expected to be recognized pursuant to the Company’s revenue recognition policies, if all payments are received pursuant to the terms of the finance receivable; excludes warrants

Why Life Science Finance?     Achieve high current yield from investment in non-correlated assets - Invest in royalty, revenue, equity & debt interests from healthcare companies, research institutions and inventors - Structured debt: high coupon drives current yield and warrants provide equity upside; backed by collateral value and lender rights in downside scenario - Royalties: strong underlying existing cash flow profile without material exposure to corporate costs     Access to capital is challenging for small/medium sized life science companies - Unlike larger private-lending verticals, few participants exist for sub-$20mm life science financings - Traditional alternatives to primary equity and convertible debt typically highly dilutive and difficult to execute     Life science products are highly portable among marketing organizations - Approved & marketed products and/or royalty streams are valuable collateral regardless of corporate cash burn - Small products often do not justify stand-alone sales force costs and can be highly accretive to larger companies - Once ingrained into therapeutic practice, many products continue to ‘sell’ themselves     Revenues are predictable and have low correlation to economic growth and macro factors - Product launch curves are relatively stable with much supporting data from comparables - Given long approval times, competition is often identifiable up to a decade in advance     Mitigate FDA & clinical trial risk by focusing on commercial opportunities - Diligence focuses on product necessity, intellectual property exclusivity, regulatory moat, competitive threats, reimbursement, and marketer ability and financial stability 5 CORPORATE OVERVIEW

Experienced Team     SWK’s investment professionals have extensive experience financing life science companies     CEO Winston Black has been active in life science structured finance asset class since 2007 when he helped manage a multi-billion dollar healthcare portfolio for a large investment firm and helped develop the royalty financing market     CEO Winston Black has financed life science companies for more than a decade and has experience in operations, public markets investing, and restructurings     Management has experience investing across the capital structure and understands various stakeholders’ incentives     The team has a broad network of clinical, financial, and legal experts     Experienced financial, accounting, and legal team combining in-house resources with veteran outsourced providers     SWK is 69% owned by Carlson Capital, a multi-billion dollar, Dallas-based asset manager - Two Carlson representatives are on SWK’s Board of Directors     SWK’s Board of Directors provides wealth of investment, operational and corporate governance experience 6 CORPORATE OVERVIEW

Corporate Milestones 7 Pre- 2012 2012 2013 2014 2015 2016 2017 • Predecessor Kana Software assets sold to Kay Technologies; $450mm+ NOLs remained at sale • SWK exists as public shell • Winston Black and Brett Pope hired to launch life science technology finance strategy • Holmdel formed and acquired U.S. marketing rights to InnoPranXL • $113mm raised through private placement and rights offering • Ended year with $102mm income producing assets • Team rebuilt and investment process improved • Ended year with $143mm income producing assets • Winston Black named CEO • 1/10 effective reverse stock split • Ended year with $108mm income producing assets • Holmdel sold – 3.5x CoCreturn • Ended year with $154mm income producing assets CORPORATE OVERVIEW • Ended year with $37.2mm income producing assets

Value Creation Strategy     Deploy balance sheet capital into secured financing portfolio - $5mm to $20mm loan and royalty market sports attractive, low-to-mid teens yields - SWK has established reputation as a go-to capital provider for this underserved market - Majority of financings structured with warrants or other upside features     Evaluate and pursue product acquisition opportunities - Leverage SWK contacts, infrastructure, and lessons learned from Holmdel success - Potential to use greater percentage of NOLs     Secure additional capital to boost ROE - SWK targets a 10%+ ROE - SWK currently has no leverage while similarly sized BDCs often sport 50% to 75% debt/equity leverage - SWK will selectively consider other forms of outside capital including asset management arrangements     Selectively consider new capital deployment opportunities - SWK’s core competency is life science finance but is willing to consider other capital deployment options that could utilize thecompany’s substantial NOLs     SWK believes this strategy can achieve a 10%+ book value per share CAGR 8 CORPORATE OVERVIEW

*Private warrants carried at zero cost **One financed entity was repaid on May 1, 2018 Portfolio Overview: 3/31/18 9 •GAAP Value: $169.1mm •Finance Receivables: $165.8mm •Marketable Securities: $1.7mm •Public Warrants: $1.5mm * Portfolio Value •Actively Financed Entities: 20 ** •Avg. GAAP Balance per Entity: $8.5mm •Total Unfunded Commitments: $14.0mm •Non-Accrual Balance: $18.9mm Metrics CORPORATE OVERVIEW

SWK Key Statistics 10 * Defined as finance receivables, marketable investments and investment in unconsolidated entity less non-controlling interests ** During 2017 SWK incurred a $15.7mm provision for income taxes to reduce the carrying value of the deferred tax asset to account for a reduction in the statutory tax rate *** Eliminates provision for income taxes and non-cash mark-to-market changes on public equity & warrant assets and liability; see reconciliation on page 44 CORPORATE OVERVIEW $37.2 $102.4 $108.3 $132.2 $153.9 $167.6 $0 $20 $40 $60 $80 $100 $120 $140 $160 $180 2013 2014 2015 2016 2017 1Q18 Total Income Producing Assets, Net* ($ in millions; at end of period) $50.3 $182.1 $175.1 $204.3 $208.0 $211.7 $0 $25 $50 $75 $100 $125 $150 $175 $200 $225 2013 2014 2015 2016 2017 1Q18 Stockholders' Equity Attributable to SWK ($ in millions; at end of period) ** $6.4 $17.4 $23.5 $22.4 $37.5 $29.4 $0 $5 $10 $15 $20 $25 $30 $35 $40 2013 2014 2015 2016 2017 LTM Total Revenue ($ in millions) $3.2 $11.2 $(1.4) $6.7 $19.9 $14.9 $(5.0) $- $5.0 $10.0 $15.0 $20.0 $25.0 2013 2014 2015 2016 2017 LTM Non-GAAP Adjusted Net Income (Loss) Attributable to SWK Stockholders*** ($ in millions)

SWK Targets Low-to-Mid Teens Effective Yields 11 *Includes non-accruals; Excludes warrants **Includes non-accruals; Effective yield is the rate at which income is expected to be recognized pursuant to the Company’s revenue recognition policies, if all payments are received pursuant to the terms of the finance receivable; excludes warrants CORPORATE OVERVIEW

SWK Employs a Lean Cost Structure 12     SWK is internally managed and does not engage outside advisors to fulfill the investment function     Management receives a fixed salary and participates in a bonus pool based on the Company’s annual pre-tax profit CORPORATE OVERVIEW

INVESTMENT PROCESS

Underwriting Process Overview Sourcing Initial Analysis and Screening Detailed Diligence Preliminary Term Submission Investment Committee Approval and Term Sheet Monitoring Legal Documentation 14 • Financing prospects are sourced via proprietary network and brokers • Initial diligence focuses on medical and commercial viability, corporate financial performance, and management credibility • Assuming prospect passes first screen, SWK undertakes multi-week diligence process using primary research coupled with third-party consultants to generate an independent assessment of collateral value • SWK underwrites to maximum of 40% LTVs • SWK creates scenarios to stress test valuation and cash flow forecasts • Assuming justified by diligence, SWK submits preliminary terms • Post acceptance of preliminary terms, SWK formally presents investment presentation to committee for approval • Post investment committee approval, SWK submits a formal term sheet • Term sheet has “outs” for IP review and other detailed diligence • SWK works with top-tier law firm to paper legal documentation • Time to close from initial contact is generally six weeks to three months • Ongoing monitoring of investment performance through borrower financial review, prescription volume monitoring, industry trends, etc. INVESTMENT PROCESS

Sourcing     SWK has a well-developed and diversified sourcing network - SWK balances proprietary opportunities with deal flow from trusted, boutique investment banks and brokers     SWK typically faces limited competition due to proprietary sourcing network and focus on sub-$20mm financings     The deals completed in 2016 and 2017 were sourced from a variety of relationships: 15 INVESTMENT PROCESS Boutique HC Ibanks 20% Private equity relationship 10% Prior financing discussion 10% Co-lender relationship 30% Board relationship 10% In-bound due to SWK being public 10% Refinance 10%

2017 Proposals and Win Rate     In 2017 SWK evaluated approximately 69 financings * - Similar activity count in 2016 with 75 opportunities evaluated     SWK proposed preliminary terms on 30 financings - The 30 financings represented $267mm of SWK capital and $350mm including partners     SWK closed three transactions, or 10% of preliminary proposals - Excluding partners, SWK committed $24mm of capital     20% of proposals were lost to competition, who generally submitted terms with lower cost-of-capital * Represents actual meetings or broker introductions; additional opportunities screened by team but not counted above 16 INVESTMENT PROCESS No Deal 3% Signed Term Sheet 7% Other 10% Closed 10% Lost to Competitor 20% TBD 20% Pass 30%

Diligence Process     SWK’s diligence process is anchored by the “four Cs” of credit analysis: Collateral, Character, Capacity, and Capital     Collateral value is ascertained through analysis of medical and commercial need, market size, IP, and potential strategic buyers and historical transaction valuations     Character is validated through a review of management’s historical track record and current incentives, multiple meetings, and independent channel checks     Capacity to service debt is confirmed through scenario financial modeling of base, downside, and management cases     Capital analysis focuses on company’s ability to raise funds from existing shareholders, public market offerings, or strategic partnerships 17 INVESTMENT PROCESS

CURRENT PORTFOLIO

3/31/18 Portfolio Overview Financing (Month Closed) Type Primary Product Product Marketer Funded Amount / Principal GAAP Value Effective Rate Besivance (4/2013) Royalty Ophthalmic antibiotic Valeant $6.0mm $2.6mm N/A Cambia (4/2013& 6/2015) Royalty NSAIDmigraine treatment Depomed $8.5mm $6.6mm N/A ForfivoXL (7/2016) Royalty Depressive disorder treatment Alvogen $6.0mm $4.8mm N/A Narcan (12/2016) Royalty Opioid overdosetreatment Adapt $17.5mm $0.7mm N/A Secured Royalty (7/2013) Royalty Women’s health Duchesnay $3.0mm $0.6mm 11.5%* Tissue Regeneration Therapeutics (6/2013) Royalty Umbilical cord banking Various $3.3mm $3.3mm N/A ABT (1/2016) First Lien PET biomarker generator Self $8.3mm $8.3mm Prime + 3.25% ABT (10/2014) Second Lien Royalty PETbiomarker generator Self $3.3mm $3.3mm N/A* B&D Dental (12/2013) First Lien Dentalconsumables Self $8.1mm $8.1mm LIBOR +13.0%* B&D Dental (3/2017) Equipment Financing Dentalconsumables Self $0.1mm $0.1mm 16.3% 19 *Non-accrual; default interest rate may apply CURRENT PORTFOLIO

3/31/18 Portfolio Overview (Continued) Financing (Month Closed) Type Primary Product Product Marketer Funded Amount / Principal GAAP Value CouponRate Celonova (7/2017) First Lien Medical device Self and Boston Scientific $7.6mm $7.5mm LIBOR (2.0% floor) +11.0% DxTerity Diagnostics (7/2015) First Lien Diagnostics Self $9.3mm $9.3mm LIBOR (1.0% floor) +12.25% Hooper Holmes (5/2017) First Lien Health and wellness Self $8.3mm $7.5mm LIBOR (1.0% floor) +12.5% Imprimis Pharmaceuticals (7/2017) First Lien Pharmacy Self $9.7mm $9.2mm LIBOR (1.5% floor;3.0% cap) +10.5% Keystone Dental (5/2016) First Lien Dental implants Self $20.0mm $19.9mm LIBOR (1.0% floor) +12.0% Orametrix (12/2016) First Lien Orthodontic consumables Self $8.5mm $8.5mm LIBOR (1.0% floor) +11.0% Parnell Pharmaceuticals (11/2016) First Lien Animal health Self $13.5mm $15.6mm 13.0% 20 CURRENT PORTFOLIO

3/31/18 Portfolio Overview (Continued) 21 Financing (Month Closed) Type Primary Product Product Marketer Funded Amount / Principal GAAP Value CouponRate SolsysMedical (f/k/a Soluble Systems) (6/2015) First Lien Wound care Self $15.1mm $15.1mm LIBOR (1.5% floor;3.0% cap) +10.25% TenexHealth (7/2016) First Lien Sports medicine treatment Self $6.5mm $6.5mm LIBOR (1.0% floor) +12.0% Thermedx (5/2016) FirstLien Fluidmanagement device Hill-Rom $3.5mm $4.1mm N/A Veru, Inc (3/2018) Synthetic Royalty Female Condom Self $10.0mm $10.2mm N/A Cancer Genetics (10/2015) Public Equity Diagnostics Self N/A $1.1mm N/A Hooper Holmes (3/2016) Public Equity Health and wellness Self N/A $0.04mm N/A Public Warrants (Various) Warrants Various Various N/A $1.5mm N/A CURRENT PORTFOLIO

REALIZATIONS AND CASE STUDIES

Portfolio Realizations     SWK has exited twelve financings for a total 1.2x CoCreturn and 20% weighted average IRR - Ten resulted in positive realizations with a cumulative 1.4x CoCand weighted average 30% IRR - SynCardiaposition was sold to distressed private equity firm with SWK recouping 58% of principal - Response Genetics was taken through Chapter 11 and sold to a strategic buyer for cash and CGIX stock o Based on the 5/15/18 value of SWK’s CGIX stock, Response Genetics recovery has totaled 50% of principal 23 REALIZATIONS AND CASE STUDIES $ in 000s Investments Origination Payoff Cost Proceeds CoC IRR Notes Nautilus 12/05/12 12/17/13 22,500$ 28,269$ 1.3x 26% Parnell 01/23/14 06/27/14 25,000 27,110 1.1x 21% PDI 10/31/14 12/22/15 20,000 25,028 1.3x 23% Tribute 08/08/13 02/05/16 14,000 18,367 1.3x 16% Excludes value of warrants Galil 10/31/14 06/15/16 12,500 16,601 1.3x 21% Nanosphere 05/14/15 06/30/16 10,000 14,362 1.4x 48% Excludes value of final potential earn-out Syncardia First 12/13/13 06/24/16 12,688 8,524 0.7x -30% Syncardia Second 12/13/13 06/24/16 5,850 3,255 0.6x -39% Syncardia Preferred 09/15/14 06/24/16 1,500 - 0.0x -100% Response Genetics 07/30/14 10/07/15 12,257 6,188 0.5x -42% Includes 5/15/18 value of remaining CGIX equity Holmdel 12/20/12 02/23/17 6,000 21,084 3.5x 63% Hooper 04/17/15 05/12/17 5,000 6,801 1.4x 21% Narcan 12/12/16 02/28/18 17,500 25,977 1.5x 55% Continue to own 10% of the royalty OraMetrix 12/15/16 05/01/18 8,500 10,603 1.2x 19% Total Realized / Wtd. Avg 147,294$ 175,586$ 1.2x 20%

Portfolio Realizations to Strategic Buyers     Nine realizations to strategic buyers demonstrated an average 32% LTV of SWK’s original loan value     Six of the nine businesses were not profitable at time of sale, validating SWK’s revenue and IP-based underwriting methodology 24 REALIZATIONS AND CASE STUDIES $ in mm Target Buyer Closing Date Transaction EV SWK Loan at Cost SWK Loan / Transaction LTM Sales EV/LTM Sales Target Profitable at Time of Sale? Notes Nautilus Depomed 12/17/13 48.7$ 22.5$ 46% 15.4$ 3.2x N Excludes potential $5mm milestone payment Response Genetics Cancer Genetics 10/07/15 5.3 12.3 234% 16.7 0.3x N Cash received at closing, AR proceeds, and current value of CGIX equity PDI Publicis 12/22/15 33.0 20.0 61% 129.3 0.3x Y CSO Division Only; Assumes 50% near-term earn-outs achieved Tribute Aralez 2/1/16 147.6 14.0 9% 26.5 5.6x N Excludes value of warrants Galil BTG plc 5/16/16 84.4 12.5 15% 22.7 3.7x N Up to $25.5mm of additional milestones Nanosphere Luminex 6/30/16 77.0 25.0 32% 23.1 3.3x N InnoPran XL* ANI Pharma 2/23/17 30.5 6.0 28% 11.1 2.7x Y Hooper Provant 5/12/17 12.6 5.0 40% 67.0 0.2x N Merger of equals Orametrix Dentsply Sirona 5/1/18 90.0 8.5 9% 20.0 4.5x Y Transaction EV doesn't include up to $60mm in earn-outs Median 32% 3.2x

Historical Financing: Holmdel Pharmaceuticals, LP     In December 2012 SWK acquired a limited partnership interest in Holmdel Pharmaceuticals     Holmdel subsequently acquired U.S. marketing rights to InnoPranXL, a non-selective beta blocker with dosing technology to coincide with the body’s natural circadian rhythm     SWK partnered with an accomplished operator that handled marketing, distribution, and reimbursement functions     SWK and a financial partner contributed $13.0mm with the operating partner contributing $1.5mm in cash, an additional product’s cash flows, and operating expertise     SWK’s structure aligned incentives by allowing the operator to increase its share of the economics from 10% to 55% upon achieving return milestones     InnoPranXL sales grew from $5mm in 2012 to $13mm in 2015     The first milestone was achieved in mid-2016, more than doubling the operator’s economics     In February 2017, InnoPranXL sold for $30mm; SWK received an $8mm distribution     Investment generated a 3.5x CoCreturn and 63% IRR     SWK and the operating partner have evaluated purchasing additional assets 25 REALIZATIONS AND CASE STUDIES

Current Financing: NarcanRoyalty     Narcanis the only FDA approved, intranasal Naloxone product for the treatment of opioid overdose     Narcanis appropriately priced with revenue growth from expanded distribution, not price hikes     Opiantis a publicly traded drug development company that receives a royalty on Narcanfor developing the drug’s unique formulation - Opiant’snovel formulation has a faster time to onset and more convenient and safer administration compared with injectable Naloxone     The product is marketed by Adapt Pharma, a private pharmaceutical company founded by former AzurPharmaceutical executives with a history of strong sales execution     Opiantneeded capital to pursue development programs     At time of monetization, Opiantwas a thinly traded OTC stock and management believed the share price did not reflect underlying asset value, thus a share offering was not an attractive option     SWK structured a capped royalty that was smaller than competing proposals by larger royalty investors, and allowed Opiantto retain tail economics     In December 2016 SWK funded $13.8mm in exchange for a royalty that is capped at a 1.5x CoCreturn - On August 8, 2017 upon achieving $25mm in cumulative sales during two consecutive quarters, SWK funded additional $3.8mm witha 1.5x CoCreturn cap - SWK retained a residual royalty ranging from 5% to 10%     Since closing, Narcansales have exceed original forecasts; CoCreturn cap achieved in February 2018 26 REALIZATIONS AND CASE STUDIES

Historical Financing: GalilMedical     Galilis a medical device company that delivers innovative cryotherapy solutions for tumor ablation     In 2014 the privately-held company was on the cusp of accelerating revenue growth, but was not yet cash-flow positive and could not tap traditional financing channels     Galilneeded additional capital to run clinical trials and expand its sales force     In December 2014, SWK provided a $12.5mm senior secured term loan structured to delay principal repayment until growth initiatives matured - Term loan was structured at a mid-teens cost of capital with a return cap if Galilwas sold in first fifteen months     In late 2015, SWK committed to provide additional financing to support Galil’sproposed acquisition of a competitor - The transaction was not consummated, but SWK’s support permitted opportunistic bid     By early 2016, the growth initiatives were bearing fruit and in June 2016 Galilwas acquired by BTG plc for $84mm plus up to $26mm in earn-outs     The SWK facility gave Galilcapital to grow the business and garner a higher acquisition price while allowing the equity owners to capture maximum upside     SWK facility represented 15% LTV of the take out price     SWK generated a 1.3x cash-on-cash return and 20% IRR 27 REALIZATIONS AND CASE STUDIES

Historical Financing: SynCardia     SynCardia manufactures and markets the only FDA-approved artificial heart     SWK’s original thesis: - Device approved in US and EU; positive efficacy in over 1,300 implants - Device reimbursed at $125,000 in US and $70,000 outside the US - Large and untapped market with over 4,000 patients on US heart transplant waitlist - Funding expected to facilitate marketing to achieve break-even level of implants - Discussions with key heart transplant surgeons validated technology and verified need to exist - Unique positioning and existing sales thought to provide strategic value exceeding investment     December 2013 SWK invested $10mm in two tranches alongside existing first lien lender - Over the next two years SWK invested additional $4mm in company with Syncardiaraising ~$30mm in aggregate during that time span     In late 2015 Syncardiafailed to complete an IPO, prompting a funding crisis - SWK purchased co-lender’s first lien position for 58% of par and commenced operational restructuring - Restructuring efforts led to cost cuts and implant pre-sales that preserved liquidity     In 4Q15 SWK wrote down the position from ~$20mm to $12.5mm due to failed IPO and challenges     In May 2016 SWK sold entire position to private equity buyer for $7.2mm cash and 5% share in profits once the PE firm received a 3x CoCreturn     Key lessons learned: - Disparate equity ownership prohibited capital raise under stressed conditions - SWK underappreciated product’s need for engineering improvements to drive sustainable gross margin - SWK underappreciated controversial nature of product with strategicsas well as a large portion of physicians 28 REALIZATIONS AND CASE STUDIES

MISCELLANEOUS

SWK Value Proposition to Partners     SWK’s asset base and nimble structure position it to serve the sub-$20mm financing market - Smaller companies often don’t have financial profile to qualify for traditional financing sources - Companies in this niche often have few options outside of a dilutive equity raise - The IPO market is largely closed to companies of this size requiring expensive and difficult private equity sourcing - Many alternative financing sources have grown too large to care about smaller companies - Some historical financing sources have been acquired by regulated financial institutions that due to regulatory constraints cannot lend to unprofitable companies and prohibit SWK-style transactions - Venture lenders often require principal payback over a shorter period than SWK’s structure     SWK structures financings to preserve liquidity and match a growing company’s revenue profile     SWK provides its borrowers with access to its network of capital markets resources and operators     While SWK focuses on the sub-$20mm market, through its RIA arm it can access additional capital to finance larger opportunities 30 MISCELLANEOUS

Financing Structures     Structured debt - Primarily first lien senior secured loans, though will selectively evaluate second lien opportunities - Typically include covenants, prepayment penalties, origination and exit fees, and warrant coverage - Provide working capital to support product commercialization and M&A     Royalties - Companies: fund pipeline development & leverage a lower cost of capital for higher return on investment projects - Institutions: capital planning for operating budgets, funding R&D initiatives, & financial asset diversification - Inventors: financial asset diversification, fund start-up company     Synthetic Royalty - Marketer creates a ‘royalty’ by selling an interest in a future revenue stream earned with a single product or basket of products in exchange for an upfront payment and potential future payments - Ability to structure tiered revenues, reverse tiers, minimum payments, caps, step-downs and buy-out options, similar to a license agreement between innovator and marketer     Hybrid Financing - Combination of royalty and revenue-based financings - Can take on many forms, including structured debt and equity investments     Product acquisition - Target legacy products with established revenue trends, minimal marketing and infrastructure requirements 31 MISCELLANEOUS

Illustration: Royalty Stream Creation Small Biotech enters into marketing collaboration with Big Pharma 1. Small Biotech licenses marketing rights of Drug A to Big Pharma in exchange for upfront payment and a 10% royalty stream 2. Big Pharma markets the drug and begins to pay a 10% royalty stream on the sales of Drug A to Small Biotech. Big Pharma retains the remaining 90% of the sales $ Drugs Customers (Patients) Big Pharma Small Biotech Marketing Rights Upfront Payment + Royalty Stream (10%) 1 2 32 2 1 MISCELLANEOUS

BIOGRAPHIES AND CONTACT INFORMATION

Biographies Winston Black, CEO Mr. Black was appointed CEO in January 2016. He joined SWK as Managing Director in May 2012 from PBS Capital Management, LLC,aninvestment management business investing in pharmaceutical royalties and healthcare equities that Mr. Black co-founded in 2009. Prior to PBS Capital, Mr. Black was a Senior Portfolio Analyst at Highland Capital Management, L.P. from September 2007 to March 2009 where he managed a portfolio of approximately $2 billion in healthcare investments. Prior to joining Highland, Mr. Black served as COO/Analyst and Chief Compliance Officer at Mallette Capital Management, Inc., a $200 million biotech focused hedge fund. Prior to Mallette Capital, Mr. Black was Vice President, Corporate Development for ATX Communications, Inc. (“ATX”). Mr. Black began his career as an Analyst in the Healthcare and Telecommunications groups at Salomon Smith Barney. Mr. Black received MBAs with distinction from both Columbia Business School and London Business School and received a BA in Economics from Duke University, where he graduated Cum Laude. Charles Jacobson, CFO Charles Jacobson was appointed CFO in September 2012. He serves as the CEO and Managing Director of Pine Hill Group, LLC (“Pine Hill”), a consulting firm which he co-founded in 2007. Pine Hill provides management level finance, accounting and transaction advisory services to middlemarket public and private companies. Mr. Jacobson serves as Director, Interim CEO and Interim CFO of The PMI Group, Inc., a position he has held since 2017, 2016 and 2015, respectively. Since 2015, Mr. Jacobson serves as CFO and Director of Parkview Capital Credit, Inc., a Business Development Corporation providing mezzanine debt and equity capital to lower middle market companies. From 2012 to 2013, Mr. Jacobson served as CEO and CFO of Pro Capital, LLC (“Pro Cap”), an investment management business specializing in investments of municipal tax liens. Mr. Jacobson also served on Pro Cap’s board of managers from 2012 to 2014. From 2008 to 2011, Mr. Jacobson served as CFO of FS Investment Corporation pursuant to an agreement between Pine Hill and FS Investment Corporation. From 2001 to 2007, Mr. Jacobson worked for ATX, becoming the organization’s senior vice president of finance where he was responsible for managing ATX’s finance organization. Prior to working for ATX, Mr. Jacobson held senior managerial audit positions with Ernst& Young LLP from 1999 to 2000 and with BDO Seidman, LLP from 1996 to 1999, where he was responsible for audit engagements of private, pre-IPO and publicly traded companies in a variety of different industries. Mr. Jacobson began his professional career in 1993 at a regional public accounting firm where he performed audits on governmental entities. Mr. Jacobson is a Certified Public Accountant and holds a B.S. in Accounting from Rutgers University. 34 BIOGRAPHIES AND CONTACT INFO

Biographies Jody Staggs, VP Mr. Staggs joined SWK Holdings as a Senior Analyst in August 2015. Prior to joining SWK, he was Vice President of Investments atAnnandale Capital. Prior to joining Annandale, he was the first employee at Alistair Capital, a Dallas-based hedge fund. He previously co-founded PBS Capital Management, LLC, an investment management business investing in pharmaceutical royalties and healthcare equities. Prior to co-founding PBS, he was aSenior Portfolio Analyst at Highland Capital Management, L.P. where he worked on the firm’s healthcare multi-strategy and public equity groups. While at Highland, Mr. Staggs was ranked first out of a class of eight analysts. Mr. Staggs began his career at Raymond James where he was a Senior Equity Research Associate covering healthcare companies and was ranked in the top quartile of all research associates. He was a Walton Scholar and on the Dean’s List at the University of Arkansas where he graduated with a B.A. in Finance. Mr. Staggs has earned the right to use the Chartered Financial Analyst designation. Brannon Morisoli, Senior Analyst Mr. Morisoli joined SWK Holdings as a Senior Analyst in March 2016. Prior to joining SWK, he was an Investment Analyst and Portfolio Manager at a family office. Prior, he was an Investment Analyst for Presidium Group, a real estate private equity firm, where he played an integral role in closing over $100mm in transactions. Mr. Morisoli began his career at Neurografix, a medical technology startup in Santa Monica, CA exploring MRI imaging of peripheral nerves. While with Neurografix, he was published in two leading neurology journals. Mr. Morisoli graduated from UCLA with a B.S., was awarded a fellowship and graduated from the University of Notre Dame with an M.B.A, and was awarded a Samson Fellowship from the University of Wisconsin Law School, where he graduated with a J.D. Mr. Morisoli is an inactive member of the State Bar of Wisconsin. Wynn Lemmons, Analyst Mr. Lemmons joined SWK Holdings as an Analyst in January 2018. Prior to joining SWK, he was an Analyst at Oaklawn Investments, aDallas-based investment company, working primarily on distressed credit and special situations. Prior to that, he performed equity research as an Analyst Intern at Greenwood Gearhart, Inc. while attending the University of Arkansas. Wynn graduated from the University of Arkansas Magna Cum Laude. 35 BIOGRAPHIES AND CONTACT INFO

Biographies Yvette Heinrichson, Controller Ms. Heinrichson joined SWK Holdings as Controller in January 2016. Prior to joining SWK, she provided technical GAAP accounting,SEC financial reporting, SOX implementation and process improvement for companies in a number of industries including healthcare/bioscience, technology, real estate, manufacturing, and retail. Prior to her industry experience, she was a financial statement auditor with Deloitte for several years. She holds aB.S. in Business Administration from San Francisco State University and is a Certified Public Accountant with membership in professional associations AICPA, XBRL US, CalCPA, and CFE. She is also XBRL Certified by the AICPA and XBRL US. 36 BIOGRAPHIES AND CONTACT INFO

Biographies –Board of Directors Michael D. Weinberg, Chairman of the Board Mr. Weinberg is Chief Operating Officer of Carlson Capital, L.P. Mr. Weinberg has served in various capacities with Carlson since November 1999. Since April 2007, Mr. Weinberg has served as the managing member of BirdDogCapital, LLC, a holding company involved in retail and restaurant franchises. From January 1996 to November 1999, Mr. Weinberg was Director of Investments at RichmontCapital Partners, L.P., the investment affiliate of privately-held Mary Kay. Mr. Weinberg holds a B.A. degree from the Plan II Liberal Arts Honors Program and a J.D. degree, both from the University of Texas at Austin. Christopher Haga Mr. Haga is a portfolio manager at Carlson. Mr. Haga, joined Carlson in 2003, has 22 years of experience in public and private investing, investment banking and structured finance. His role at Carlson includes public and private investing in financial institutions, energy companiesand special situations. Prior to Carlson, Mr. Haga held investment banking and principal investing roles at RBC Capital Markets, Stephens, Inc., Lehman Brothers (London) and Alex. Brown & Sons. Mr. Haga holds a B.S. in Business Administration from the University of North Carolina at Chapel Hill and an M.B.A. fromthe University of Virginia. D. Blair Baker Mr. Baker is the president of Precept Capital Management, an investment management company based in Dallas, which he founded in 1998. Precept invests across multiple industries and asset types, focusing primarily on publicly-traded securities. His investments in the healthcare sector have included pharmaceutical, medical device, biotech, medical services and medical technology. He has extensive relationships throughout the industry. Mr. Baker previously worked with the advance staff for Vice President George H.W. Bush. Mr. Baker also formed an oil and gas operating company with ongoing operations in the Fort Worth Basin in North Texas. Other relevant prior experience includes Mr. Baker’s position as vice president and securities analyst covering telecommunications equipment companies at Rauscher Pierce Refsnesand as a member of the team at FriessAssociates that managed $7 billion of client assets. 37 BIOGRAPHIES AND CONTACT INFO

Biographies –Board of Directors Edward Stead Mr. Stead has served as a senior executive for various companies over an extensive business career. Mr. Stead began his career as a lawyer at IBM from 1973 to 1985. He then served at Apple Computer, Inc. from 1987 until 1996, where he held titles up to and including Senior Vice President, General Counsel and Secretary. At Apple, Mr. Stead led the significant advance of Apple in filing of patented inventions. He also served as EVP, General Counsel and Secretary of Blockbuster, Inc. from 1997 until 2006. Mr. Stead has served on the Legal Advisory Boards of both the NYSE and the NASD. He is currently a member of the American Law Institute. 38 BIOGRAPHIES AND CONTACT INFO

Contact Information     Winston Black: - Phone: 972.687.7251 - Email: wblack@swkhold.com     Jody Staggs: - Phone: 972.687.7252 - Email: jstaggs@swkhold.com     Office address: - 14755 Preston Road, Ste105 Dallas, TX 75254     Website: www.swkhold.com 39 BIOGRAPHIES AND CONTACT INFO

FINANCIAL OVERVIEW

Balance Sheets 41 FINANCIAL OVERVIEW $ in 000s Mar-18 Dec-17 Dec-16 Dec-15 ASSETS Cash and cash equivalents 21,451$ 30,557$ 32,182$ 47,287$ Accounts receivable 1,579 1,637 1,054 1,127 Finance receivables 165,843 151,995 126,366 99,346 Marketable investments 1,713 1,856 2,621 5,286 Investment in unconsolidated entities - - 6,985 7,988 Deferred tax asset 21,771 22,725 38,471 16,833 Warrant assets 1,519 987 1,013 1,900 Other assets 314 126 240 720 Total assets 214,190$ 209,883$ 208,932$ 180,487$ LIABILITIES AND STOCKHOLDERS' EQUITY Accounts payable and accrued liabilities 2,450$ 1,840$ 682$ 788$ Warrant liability 65 91 189 259 Total liabilities 2,515 1,931 871 1,047 Stockholders' equity: Preferred stock - - - - Common stock 13 13 13 13 Additional paid-in-capital 4,433,668 4,433,589 4,433,289 4,432,926 Accumulated deficit (4,222,006) (4,225,863) (4,228,910) (4,257,798) Accumulated other comprehensive income - 213 (87) - Totak SWK Holdings Corp stockholders' equity 211,675 207,952 204,305 175,141 Non-controlling interests in consolidated entities - - 3,756 4,299 Total stockholders' equity 211,675 207,952 208,061 179,440 Total liabilities and stockholders' equity 214,190$ 209,883$ 208,932$ 180,487$

Income Statements 42 FINANCIAL OVERVIEW $ in 000s LTM Dec-17 Dec-16 Dec-15 Revenues Finance receivable interest income, including fees 29,038$ 26,877$ 15,747$ 17,265$ Marketable investments interest income - - 92 266 Income related to investments in unconsolidated entities 326 10,530 6,219 5,884 Other 80 79 322 45 Total Revenues 29,444 37,486 22,380 23,460 Costs and expenses: Provision for credit losses 1,179 - 1,659 10,848 Impairment expense 8,509 8,509 8,077 6,638 Interest expense - - - 381 General and administrative 4,661 4,101 2,829 3,378 Total costs and expenses 14,349 12,610 12,565 21,245 Other income (expense), net Unrealized net (loss) gain on derivatives (343) (1,115) 588 (3,305) Unrealized net loss of marketable securities (124) - - - Gain on sale of marketable securities - 243 - - Income (loss) before income taxes 14,628 24,004 10,403 (1,090) Income tax (benefit) expense 13,001 15,753 (21,638) 3,273 Consolidated net income (loss) 1,627 8,251 32,041 (4,363) Net income attributable to non-controlling interests 172 5,204 3,153 3,007 Net income (loss) attributable to SWK Holdings Corp Stockholders 1,455$ 3,047$ 28,888$ (7,370)$ Net income (loss) per share attributable to SWK Holdings Corp Stockholders Basic 0.11$ 0.23$ 2.22$ (0.57)$ Diluted 0.11$ 0.23$ 2.22$ (0.57)$ Weighted Average Shares Basic 13,053 13,036 13,015 12,986 Diluted 13,057 13,040 13,018 12,986

Cash Flow Statements 43 FINANCIAL OVERVIEW $ in 000s,* LTM Dec-17 Dec-16 Dec-15 Cash flows from operating activities: Consolidated net income $1,627 $8,251 $32,041 ($4,363) Adjustments to reconcile net income to net cash provided by operating activities: Income from investments in unconsolidated entity (326) (10,530) (6,219) (5,884) Provision for loan credit losses 1,179 - 1,659 10,848 Impairment expense 8,509 8,509 8,077 6,638 Change in fair value of warrants 343 1,115 (588) 3,305 Gain on sale of marketable securities 124 (243) - - Deferred income tax 12,993 15,745 (21,638) 3,273 Loan discount amortization and fee accretion (2,195) (1,926) (3,109) (1,778) Interest income in excess of cash collected (604) (534) - (1,063) Interest paid-in-kind (1,443) (1,779) (398) - Stock-based compensation 301 300 363 640 Other 17 17 16 391 Changes in operating assets and liabilities: - Accounts receivable (437) (583) (59) (74) Other assets (119) (42) (396) (648) Accounts payable and other liabilities 1,720 1,158 (106) (76) Net cash provided by operating activities 21,689 19,458 9,643 11,209 Cash flows from investing activities: Cash distributions from investments in unconsolidated entity 326 17,515 7,222 6,940 Cash received for settlement of warrants - - 1,405 - Proceeds from sale of available-for-sale marketable securities - 345 - - Net (increase) decrease in finance receivables (40,983) (30,064) (29,717) (25,849) Investment in marketable investments - - - - Marketable investment principal payment 88 93 41 80 Other (11) (12) (3) (50) Net cash provided by investing activities (40,580) (12,123) (21,052) (18,879) Cash flows from financing activities: Distribution to non-controlling interests (172) (8,960) (3,696) (3,575) Net paydown on revolver facility - - - - Equity offering, net - - - - Net cash used in financing activities (172) (8,960) (3,696) (3,771) Net increase in cash and cash equivalents (19,063) (1,625) (15,105) (11,441) Cash and cash equivalents at beginning of period 40,514 32,182 47,287 58,728 Cash and cash equivalents at end of period 21,451 30,557 $32,182 $47,287 *numbers may not add due to rounding

Reconciliation of Non-GAAP Adjusted Net Income Attributable to SWK Stockholders The table below eliminates provisions for income taxes, non-cash mark-to-market changes on warrant assets and SWK’s warrant liability, as well as, warrant-related debt issuance costs and stock compensation expense related to SWK’s equity raise. The following tables provide a reconciliationof SWK’s reported (GAAP) income before provision for income tax to SWK’s adjusted net income attributable to SWK Holdings Corporation stockholders (Non-GAAP) for the periods denoted in the table: 44 $ in 000s LTM Dec-17 Dec-16 Dec-15 Consolidated net income (loss) 1,626$ 8,251$ 32,041$ (4,363)$ Plus: income tax expense (benefit) 12,998 15,753 (21,638) 3,273 Plus: loss (gain) on fair market value of warrants 344 1,115 (588) 3,305 Plus: Loss on Fair Market Value of Equity Securities 124 Plus: loss related to Response Genetics warrants - - - (802) Plus: gain on realized value of warrants - - - - Plus: warrant-related debt issuance costs - - - 155 Plus: transaction-related stock compensation expense - - - - Adjusted income before provision for income tax 15,092$ 25,119$ 9,815$ 1,568$ Plus: Adjusted provision for income tax - - - - Non-GAAP consolidated net income 15,092$ 25,119$ 9,815$ 1,568$ Less: Non-GAAP adjusted net income attributable to non-controlling interest (171) (5,204) (3,153) (3,007) Non-GAAP adjusted net income (loss) attributable to SWK Holdings Corporation Stockholders 14,921$ 19,915$ 6,662$ (1,439)$